Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott Melbye, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K (the “Amendment”) of Uranium Royalty Corp.; and

2.	Based on my knowledge, the Amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Amendment.

Date: August 28, 2026

By:	/s/ Scott Melbye
Scott Melbye
Chief Executive Officer and President (Principal Executive Officer)